UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

WESTERN ASSET

PREMIER BOND FUND (WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk bonds”) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Premier Bond Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Premier Bond Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset Premier Bond Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Premier Bond Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assetsi in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk” bonds) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective durationii of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated mixed results versus equal-durationiii Treasuries over the twelve months ended December 31, 2015. High-yield and investment grade corporate bonds were among the weakest performers during the reporting period. The fixed income market was volatile at times given fluctuating global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)iv monetary policy and a number of geopolitical issues. In mid-December 2015, the Fed raised interest rates for the first time in nearly a decade.

Regarding the global credit markets for the one year period ended December 31, 2015, we began the period with energy oversupply concerns and weak commodity prices. Against this backdrop, spread sectors were widening to better reflect concerns about slowing global growth. The winds shifted during the first half of 2015 and energy prices, high-yield, investment grade and emerging markets stabilized and then rallied. During the summer of 2015, we experienced another shift to heightened volatility, falling commodity prices, fears over global growth, reduced liquidity and uncertainty surrounding Fed interest rate policy. October 2015 was met with strong demand for credit as

Western Asset Premier Bond Fund 2015 Annual Report	1

Fund overview (cont’d)

investors seemed energized by more compelling valuations. However, as the period ended, sentiment shifted once again as volatility increased, technicals deteriorated and several dedicated credit funds gated redemptions or announced liquidation strategies.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2015. Two-year Treasury yields rose from 0.67% at the beginning of the period to 1.06% at the end of the period. Their peak of 1.09% occurred on December 29, 2015, and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.17% at the beginning of the period and ended the period at 2.27%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Indexv returned 0.55% for the twelve months ended December 31, 2015. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. High Yield — 2% Issuer Cap Indexvi declined 4.43%. During this period, as measured by this Index, lower-quality CCC-rated bonds significantly underperformed higher-quality BB-rated securities, as they returned -12.11% and -1.00%, respectively. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vii gained 1.23% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocation to investment grade corporate bonds and, to a lesser extent, its high-yield corporate bond exposure. In contrast, we reduced the Fund’s allocations to non-agency mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), as valuations shifted. These securities outperformed, while corporate bond spreads widened during the reporting period. In addition, we reinvested the principal proceeds from prepayments in MBS primarily into investment grade corporate bonds.

The Fund utilized leverage during the reporting period. We ended the period with leverage as a percentage of gross assets marginally higher at roughly 27%, versus 23% at the beginning of the year. Leverage detracted from results given the negative total return of the assets of the Fund in 2015.

We utilized Treasury futures to manage yield curveviii positioning and the duration of the portfolio. We increased the duration of the portfolio during the reporting period, as it became apparent that low developed market sovereign yields were making U.S. government bonds appear relatively attractive. In addition, we felt rates would continue to rally during periods of heightened volatility. We ended the period with a net duration of 6.7 years. Treasury futures had a small negative impact on performance during the period. Currency forwards were used to hedge the Fund’s non-U.S. dollar exposure. These hedges were beneficial to performance, as the U.S. dollar strengthened versus the euro as the market priced in additional European quantitative easing. All told, derivatives had a marginal positive contribution to performance in 2015.

2	Western Asset Premier Bond Fund 2015 Annual Report

Performance review

For the twelve months ended December 31, 2015, Western Asset Premier Bond Fund returned -4.78% based on its net asset value (“NAV”)ix and -5.12% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexx and the Barclays U.S. Credit Indexxi, returned -4.47% and -0.77%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds Category Averagexii returned -1.87% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.08 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2015
Price Per Share	12-Month Total Return**
$13.08 (NAV)	-4.78	%†
$12.16 (Market Price)	-5.12	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its allocations to structured products and non-agency MBS. These issuers outperformed most emerging markets, U.S. investment grade and the high-yield corporate credit markets. In particular, our exposure to highly seasoned manufactured housing bonds and our relatively lower risk prime fixed rate exposure benefited performance.

A number of the portfolio’s investment grade corporate bonds were also positive for results during the period. Examples of holdings that contributed to performance were our positions in Barclays PLC, Royal Bank of Scotland and Verizon Communications. Global money center banks Barclays and Royal Bank of Scotland performed well as investor sentiment, overall, improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamental results. Consistent positive fundamental performance at U.S wireless provider Verizon Communications continued. In addition, Verizon Communications closed on an asset sale and thus improved its balance sheet, which was seen as favorable by fixed income investors.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2015, please refer to page 48 of this report.

Western Asset Premier Bond Fund 2015 Annual Report	3

Fund overview (cont’d)

A number of the portfolio’s high-yield corporate bonds were also positive for results. An example of a strong holding was International Lease Finance Corp (ILFC). Global aircraft leasing firm ILFC was purchased by a competitor, Aercap, prior to the reporting period. We felt the combined entity was well positioned and proceeded to post strong fundamental results and de-levered faster than the market anticipated.

Within our emerging market allocation, the Fund’s exposure to Vimplecom Communications was beneficial for performance. The company is a large publicly traded multinational telecommunications provider. It operates in several countries that experienced reduced volatility last year, such as Russia, the Ukraine and Italy. Additionally, Vimplecom Communications improved its balance sheet by spinning out and merging its Italian operations with another carrier.

Q. What were the leading detractors from performance?

A. The overall U.S. high-yield corporate bond market performed poorly relative to other spread sectors in 2015. Against this backdrop, a number of the Fund’s individual high-yield corporate bond holdings were drags on performance, including our positions in Hercules Offshore, Magnum Hunter and Halcon Resources Corp. These energy-related companies were also hurt by falling oil prices and two (Hercules Offshore and Magnum Hunter) were forced to restructure their balance sheets during the reporting period. We obtained equity in the newly deleveraged entity Hercules Offshore Inc. in exchange for our debt, and will, in the near future, obtain equity in Magnum Hunter. We believe that, for the longer-term, these positions are attractive opportunities.

Emerging markets posted mixed results in 2015 and a number of the Fund’s individual holdings were drags on performance. These including our sovereign debt positions in Brazil and Mexico (Nota Do Tesouro Nacional and Mexican Bonos) and our exposures in large government controlled energy issuers, such as Columbia’s Ecopetrol SA and Brazil’s Petrobras Global Finance. Our emerging market exposure was pressured by global growth concerns, including uncertainty surrounding the Chinese economy, a stronger U.S. dollar and weaker commodity prices. We sold our underperforming Brazilian sovereign debt exposure during the fourth quarter of 2015, which looks like an attractive exit point as we write this after the reporting period ended.

Elsewhere, the Fund’s position in investment grade issuer Freeport-McMoRan, Inc. detracted from results. This global natural resource company is the world’s leader in copper production. It was negatively impacted by falling copper prices and some of the previously mentioned global growth concerns. The company has taken steps to improve its balance sheet, including eliminating its equity dividend and adjusting its capital expenditure budgets lower. Additionally, Freeport-McMoRan is pursuing alternative funding sources, including potential asset sales.

This has been a challenging environment for many investors. We believe increased market volatility will ultimately be beneficial for long-term shareholders, as we look to add income and capital appreciation opportunities to the Fund.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the

4	Western Asset Premier Bond Fund 2015 Annual Report

symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2016

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly referred to as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Financials (32.2%), Asset-Backed Securities (13.9%), Energy (13.8%), Telecommunication Services (13.6%) and Consumer Discretionary (13.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Premier Bond Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

xi	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

6	Western Asset Premier Bond Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of December 31, 2015 and December 31, 2014 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Premier Bond Fund 2015 Annual Report	7

Spread duration (unaudited)

Economic exposure — December 31, 2015

Total Spread Duration
WEA	— 5.40 years
Benchmark	— 6.80 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

8	Western Asset Premier Bond Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2015

Total Effective Duration
WEA	— 4.86 years
Benchmark	— 6.90 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2015 Annual Report	9

Schedule of investments

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 99.8%
Consumer Discretionary — 13.0%
Automobiles — 2.6%
Daimler Finance NA LLC, Notes	8.500%	1/18/31	1,000,000		$1,450,496	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		718,842	(a)
General Motors Co., Senior Notes	6.250%	10/2/43	1,750,000		1,848,938	(a)
Total Automobiles					4,018,276
Hotels, Restaurants & Leisure — 1.1%
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		594,938	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	420,000		424,200	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000		718,200	(b)
Total Hotels, Restaurants & Leisure					1,737,338
Household Durables — 0.7%
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	580,000		595,950	(b)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		412,425	(a)
Total Household Durables					1,008,375
Media — 7.8%
21st Century Fox America Inc., Senior Debentures	8.875%	4/26/23	400,000		523,237	(a)
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	1,000,000		999,027	(b)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	420,000		424,339	(b)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	2,130,000		2,133,491	(b)
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,290,203	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		982,500	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		418,687	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	520,000		141,700	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	402,917		302,188	(b)(c)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	720,000		780,594	(a)
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	500,000		523,062	(a)
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,223,199	(a)
Tribune Media Co., Senior Notes	5.875%	7/15/22	260,000		260,000	(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,100,118	(a)(b)
Total Media					12,102,345
Specialty Retail — 0.8%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000		238,950	(a)(b)
L Brands Inc., Debentures	6.950%	3/1/33	180,000		179,100
L Brands Inc., Senior Notes	6.875%	11/1/35	450,000		462,375	(a)(b)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	420,000		424,200	(a)
Total Specialty Retail					1,304,625
Total Consumer Discretionary					20,170,959

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 4.6%
Food & Staples Retailing — 2.3%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	421,872	$455,560	(a)(b)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	434,603	466,655	(a)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	434,956	477,664	(a)
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	422,195	482,714	(a)
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	415,516	489,862	(a)(b)
Kroger Co., Senior Notes	6.400%	8/15/17	1,090,000	1,170,463	(a)
Total Food & Staples Retailing				3,542,918
Food Products — 1.8%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921	841,533	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	2,000,000	2,003,240	(a)(b)
Total Food Products				2,844,773
Household Products — 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000	252,500	(a)
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	130,000	111,150	(b)
Total Household Products				363,650
Tobacco — 0.2%
Reynolds American Inc., Senior Notes	5.850%	8/15/45	310,000	344,640	(a)
Total Consumer Staples				7,095,981
Energy — 13.4%
Energy Equipment & Services — 0.9%
CGG, Senior Notes	6.500%	6/1/21	750,000	333,750
Transocean Inc., Senior Notes	5.800%	12/15/16	1,000,000	970,000	(a)
Total Energy Equipment & Services				1,303,750
Oil, Gas & Consumable Fuels — 12.5%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	605,705	(a)
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,000,000	765,582	(a)
Apache Corp., Senior Notes	4.250%	1/15/44	250,000	195,713	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,080,000	8,100	*(d)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	130,000	31,525
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	535,962	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	500,000	435,000	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	270,000	76,950	(a)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	86,400	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	718,459	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	500,000	301,488	(a)
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	320,340	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	11

Schedule of investments (cont’d)

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Ecopetrol SA, Senior Notes	5.875%	9/18/23	55,000	$50,600	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,510,000	1,782,100
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	880,000	860,765
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	1,000,000	837,638	(a)
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	1,079,000	695,955	(a)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	100,000	69,000	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	670,000	194,300
Hess Corp., Notes	7.875%	10/1/29	350,000	382,319	(a)
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	190,000	178,272	(a)
Kinder Morgan Inc., Senior Bonds	5.550%	6/1/45	1,500,000	1,170,945	(a)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	180,000	108,000	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	960,000	249,600	*(d)(e)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	840,000	596,400	(a)(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	370,000	240,500	(a)
Newfield Exploration Co., Senior Notes	5.625%	7/1/24	2,500,000	2,131,250	(a)
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,000,000	806,717	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	770,000	510,125
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	120,000	74,400
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	588,800
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	1,500,000	1,312,500	(b)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,000,000	1,081,445	(a)(b)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	270,361	(f)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	410,000	377,200	(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	380,000	231,800	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	285,733	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	29,393	(a)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	40,000	32,400
WPX Energy Inc., Senior Notes	8.250%	8/1/23	330,000	264,000
Total Oil, Gas & Consumable Fuels				19,493,742
Total Energy				20,797,492
Financials — 29.0%
Banks — 17.4%
Bank of America Corp., Senior Notes	3.750%	7/12/16	500,000	506,269	(a)
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,201,805	(a)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	700,000	692,884	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	790,192	(a)(b)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,500,000	$2,846,875
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,280,000	1,313,600	(b)(g)(h)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000	1,008,404	(b)
Capital One N.A., Senior Notes	1.500%	3/22/18	1,810,000	1,779,979	(a)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	491,608	(a)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	200,000	217,099	(a)
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,180,134	(a)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	750,000	766,875	(b)(g)(h)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	350,000	338,604	(b)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	700,000	763,458	(a)(b)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,480,000	1,461,500	(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,000,000	1,025,412
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	910,000	895,303	(b)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	1,500,000	1,499,712	(a)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,000,000	1,015,127
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,579,433
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	161,552
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	2,830,000	2,867,229
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	140,000	161,249	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	530,885	(b)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	2,000,000	2,001,614	(b)
Total Banks				27,096,802
Capital Markets — 5.0%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,500,000	1,479,129	(b)
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	2,000,000	1,825,462	(a)(g)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,000,000	1,085,916	(a)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	884,496	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,168,936	(a)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	450,000	437,124	(a)
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000	932,006	(b)
Total Capital Markets				7,813,069
Consumer Finance — 1.5%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	282,000	321,480	(a)
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	500,000	515,192	(a)
Navient Corp., Senior Notes	6.125%	3/25/24	680,000	554,200	(a)
Synchrony Financial, Senior Notes	4.250%	8/15/24	1,000,000	986,462
Total Consumer Finance				2,377,334

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 3.1%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	890,000	$882,435	(a)(b)
GE Capital International Funding Co., Senior Notes	2.342%	11/15/20	373,000	369,889	(b)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	522,150	(a)(g)
General Electric Capital Corp., Subordinated Notes	5.300%	2/11/21	129,000	145,463	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,469,700	(a)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	500,000	532,500	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	438,500	(a)(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	505,250	(a)(b)(g)
Total Diversified Financial Services				4,865,887
Insurance — 0.8%
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	330,000	219,450	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000	228,000	(a)(b)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	783,125	(a)
Total Insurance				1,230,575
Real Estate Investment Trusts (REITs) — 0.2%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	300,000	283,500	(b)
Real Estate Management & Development — 0.5%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	690,000	703,800	(a)(b)
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	860,000	819,150	(a)(b)
Total Financials				45,190,117
Health Care — 5.5%
Biotechnology — 0.5%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	280,000	246,400	(b)
Celgene Corp., Senior Notes	5.000%	8/15/45	470,000	471,827
Total Biotechnology				718,227
Health Care Equipment & Supplies — 1.0%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	340,000	316,200	(b)(c)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,040,000	923,000	(b)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	330,000	326,700	(b)
Total Health Care Equipment & Supplies				1,565,900
Health Care Providers & Services — 1.6%
HCA Inc., Debentures	7.500%	11/15/95	475,000	451,250	(a)
HCA Inc., Notes	7.690%	6/15/25	90,000	96,975	(a)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	211,600
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	570,000	568,575
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	870,000	806,925

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	340,000	$358,119	(a)
Total Health Care Providers & Services				2,493,444
Pharmaceuticals — 2.4%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	270,000	262,401	(a)
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	1,080,000	1,053,049	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	760,000	733,400	(b)(c)
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	420,000	403,200	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	210,000	202,650	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	550,000	548,625	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	480,000	469,200	(b)
Valeant Pharmaceuticals International, Inc., Senior Notes	5.375%	3/15/20	160,000	150,400	(b)
Total Pharmaceuticals				3,822,925
Total Health Care				8,600,496
Industrials — 9.9%
Aerospace & Defense — 0.8%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	250,000	260,000	(a)
Boeing Co., Notes	6.125%	2/15/33	600,000	755,769	(a)
Bombardier Inc., Senior Notes	7.500%	3/15/18	230,000	224,250	(b)
Bombardier Inc., Senior Notes	4.750%	4/15/19	50,000	41,125	(b)
Total Aerospace & Defense				1,281,144
Air Freight & Logistics — 0.6%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	960,000	888,000	(b)
Airlines — 5.7%
Air 2 US, Notes	8.027%	10/1/19	845,907	905,121	(a)(b)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	1,194,287	1,340,588	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	333,547	342,720	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	423,470	444,643	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	759,466	807,844	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	8.048%	11/1/20	319,403	357,731	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	351,589	365,652	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	109,749	123,193	(a)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	313,917	342,170
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	1,982,480	2,101,429	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
US Airways, Pass-Through Certificates, Senior Secured Bonds	7.125%	10/22/23	1,508,797	$1,735,116	(a)
Total Airlines				8,866,207
Commercial Services & Supplies — 0.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	220,000	189,200	(b)
Construction & Engineering — 0.6%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	270,000	191,700	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	610,000	549,000	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	360,000	144,000	(a)(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	183,780	40,432	(b)
Total Construction & Engineering				925,132
Electrical Equipment — 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	347,650	(a)(b)
Machinery — 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	710,000	692,250	(a)(b)
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	470,000	410,075	(a)(b)
Professional Services — 0.6%
IHS Inc., Senior Notes	5.000%	11/1/22	1,000,000	1,012,500	(a)
Road & Rail — 0.2%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	100,000	68,000	(b)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	240,000	219,600	(b)
Total Road & Rail				287,600
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	578,200	(a)
Total Industrials				15,477,958
Information Technology — 3.8%
Communications Equipment — 1.8%
Harris Corp., Senior Notes	5.054%	4/27/45	1,500,000	1,468,750	(a)
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	1,500,000	1,332,764	(a)
Total Communications Equipment				2,801,514
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	333,200	(a)
IT Services — 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	465,000	195,300	(b)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — continued
First Data Corp., Senior Notes	7.000%	12/1/23	550,000	$550,000	(b)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	98,000	102,778	(a)(b)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	760,000	756,200	(b)
HP Enterprise Services LLC, Notes	7.450%	10/15/29	500,000	579,900	(a)
Total IT Services				2,184,178
Technology Hardware, Storage & Peripherals — 0.4%
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	750,000	624,527	(a)
Total Information Technology				5,943,419
Materials — 3.8%
Chemicals — 0.3%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	190,900	(b)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	250,000	236,250	(b)(c)
Total Chemicals				427,150
Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	425,375	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	213,529	209,793	(b)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	590,000	514,775	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	46,500
Total Containers & Packaging				1,196,443
Metals & Mining — 2.3%
ArcelorMittal, Senior Notes	6.500%	3/1/21	160,000	128,782
ArcelorMittal, Senior Notes	8.000%	10/15/39	430,000	293,475
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	400,000	316,000	(a)(b)
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	130,000	133,003
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	800,000	772,000	(b)(g)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,060,000	969,900	(b)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	900,000	702,000
Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	414,000	308,430
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	50,000	36,000	(b)
Total Metals & Mining				3,659,590
Paper & Forest Products — 0.4%
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	666,390	(a)
Total Materials				5,949,573
Telecommunication Services — 13.6%
Diversified Telecommunication Services — 10.5%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	167,912	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
CCOH Safari LLC, Senior Notes	5.750%	2/15/26	890,000	$892,225	(a)(b)
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	25,000	22,625	(a)
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	430,000	428,387	(b)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	530,000	524,700	(b)
Intelsat Luxembourg SA, Senior Bonds	7.750%	6/1/21	470,000	219,725
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	530,000	548,550	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	400,000	182,000	(b)
Orange SA, Notes	9.000%	3/1/31	600,000	846,859	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,000,000	2,095,000	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,750,000	2,715,625	(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,183,710	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,330,000	4,760,081	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	110,000	92,675
Windstream Services LLC, Senior Notes	7.750%	10/1/21	90,000	70,819
Windstream Services LLC, Senior Notes	6.375%	8/1/23	930,000	669,600	(a)
Total Diversified Telecommunication Services				16,420,493
Wireless Telecommunication Services — 3.1%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	400,000	395,000	(a)(b)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	200,000	208,500	(b)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	610,000	634,400	(a)(b)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	240,000	251,400	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	523,125
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	526,250	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,000,000	751,000
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	970,000	979,205	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	570,000	525,398	(a)(b)
Total Wireless Telecommunication Services				4,794,278
Total Telecommunication Services				21,214,771
Utilities — 3.2%
Electric Utilities — 2.8%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	165,375	(b)
Electricite de France SA, Junior Subordinated Notes	5.625%	1/22/24	1,500,000	1,426,500	(a)(b)(g)(h)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	2,155,830	(a)
Southern Co., Senior Notes	1.950%	9/1/16	150,000	150,625	(a)
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	500,000	523,672	(f)
Total Electric Utilities				4,422,002
Gas Utilities — 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	20,000	19,639	(a)

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	$110,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	403,000	429,195	(a)(b)
Total Independent Power and Renewable Electricity Producers				539,195
Total Utilities				4,980,836
Total Corporate Bonds & Notes (Cost — $159,968,738)				155,421,602
Asset-Backed Securities — 13.9%
AAA Trust, 2005-1A 1A3B	0.643%	2/27/35	463,689	424,276	(b)(g)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	910,101	716,954
ACE Securities Corp., 2005-WF1 M1	0.851%	5/25/35	450,688	447,794	(g)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.352%	10/25/34	8,197	8,184	(g)
Argent Securities Inc., 2003-W3 M1	1.547%	9/25/33	32,125	31,151	(g)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,991,778	1,892,189
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	29,318	30,064	(g)
Bayview Financial Asset Trust, 2007-SR1A M1	1.222%	3/25/37	872,987	746,404	(b)(g)
Bayview Financial Asset Trust, 2007-SR1A M3	1.572%	3/25/37	331,133	264,244	(b)(g)
Bayview Financial Asset Trust, 2007-SR1A M4	1.922%	3/25/37	90,309	68,436	(b)(g)
Bear Stearns Asset-Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	471,860	289,653
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	350,727
Conseco Financial Corp., 1993-1 B	8.450%	4/15/18	13,984	5,675
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	148,326	149,774
Countrywide Asset-Backed Certificates, 2004-3 3A3	1.182%	8/25/34	135,516	132,963	(g)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.542%	6/25/36	12,158	12,122	(g)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.322%	10/25/47	831,176	740,543	(g)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.422%	8/25/47	35,172	32,552	(b)(g)
Credit Suisse First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.691%	5/25/44	11,666	11,546	(b)(g)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	1.042%	1/25/35	40,277	40,109	(b)(g)
Education Funding Capital Trust, 2004-1 B1	1.846%	6/15/43	1,200,000	1,089,611	(a)(g)
EMC Mortgage Loan Trust, 2003-B A1	0.747%	11/25/41	14,053	13,332	(b)(g)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	268,918	102,350	(b)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.971%	2/25/31	63,619	62,604	(b)(g)
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	12,432	12,432
Greenpoint Manufactured Housing, 1999-2 A2	2.930%	3/18/29	425,000	375,596	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.554%	6/19/29	125,000	108,750	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.696%	2/20/30	125,000	108,750	(g)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	23,919	$23,894	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.793%	2/20/32	275,000	252,654	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.697%	3/13/32	475,000	430,809	(g)
GSAA Home Equity Trust, 2004-8 A3A	0.961%	9/25/34	111,455	109,817	(g)
GSAA Home Equity Trust, 2006-19 A3A	0.461%	12/25/36	571,872	329,100	(g)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,149,633	1,131,673
GSRPM Mortgage Loan Trust, 2006-1 A1	0.722%	3/25/35	68,093	66,866	(b)(g)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.521%	9/25/36	95,157	90,798	(b)(g)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	101,094	102,918
Lehman XS Trust, 2007-1 WF1	4.821%	1/25/37	557,597	375,647	(g)
Morgan Stanley Capital Inc., 2003-NC9 M	1.547%	9/25/33	953,142	850,035	(g)
Morgan Stanley Capital Inc., 2003-SD1 A1	1.221%	3/25/33	14,509	13,736	(g)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.322%	8/25/34	1,539,471	1,408,511	(a)(g)
New Century Home Equity Loan Trust, 2004-2 A2	1.162%	8/25/34	475,320	435,546	(g)
New Century Home Equity Loan Trust, 2004-3 M1	1.352%	11/25/34	1,480,740	1,308,959	(g)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	148,911	153,610	(g)
Option One Mortgage Loan Trust, 2003-2 A2	0.821%	4/25/33	272,251	252,331	(g)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.105%	10/15/37	1,782,202	1,582,136	(g)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	2,003,829	1,796,852	(g)
Park Place Securities Inc., 2004-WCW1 M2	1.241%	9/25/34	492,778	489,687	(g)
Park Place Securities Inc., 2004-WHQ2 M2	1.166%	2/25/35	279,053	278,287	(g)
RAAC Series, 2007-RP1 M1	0.771%	5/25/46	210,000	159,891	(b)(g)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	181,815	183,101
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.601%	11/25/35	498,109	440,459	(g)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.902%	3/25/34	178,779	178,733	(g)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	99,552	101,160	(g)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	75,158	74,631	(g)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	382,018	402,800	(b)
Structured Asset Securities Corp., 2006-GEL3 A2	0.652%	7/25/36	342,591	340,989	(b)(g)
Total Asset-Backed Securities (Cost — $18,534,400)				21,634,415
Collateralized Mortgage Obligations — 8.6%
American Home Mortgage Investment Trust, 2007-A 4A	1.097%	7/25/46	589,187	210,250	(b)(g)
Banc of America Funding Corp., 2004-B 6A1	2.192%	12/20/34	249,056	173,834	(g)
BCAP LLC Trust, 2009-RR12 2A2	0.550%	3/26/35	1,843,779	1,175,450	(b)(g)
Bear Stearns Alt-A Trust, 2004-03 A1	1.062%	4/25/34	289,722	281,703	(g)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.571%	1/25/36	712,325	585,247	(g)
Bear Stearns Asset-Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	346,910	3	(b)
BlackRock Capital Finance LP, 1997-R2 B5	4.778%	12/25/35	3,024	23	(b)

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations —continued
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.652%	10/25/35	1,176,674	$1,084,456	(b)(g)
Countrywide Home Loans, 2004-R2 1AF1	0.842%	11/25/34	192,323	168,197	(b)(g)
Countrywide Home Loans, 2005-7 1A1	0.962%	3/25/35	867,520	808,264	(g)
Countrywide Home Loans, 2006-HYB4 3B	2.686%	6/20/36	681,682	581,462	(g)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.518%	3/26/35	212,599	206,726	(b)(g)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.491%	11/25/46	183,495	837,836	(g)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	978,537	1,003,543	(b)(g)
HarborView Mortgage Loan Trust, 2004-08 3A2	1.202%	11/19/34	99,842	76,503	(g)
HarborView Mortgage Loan Trust, 2004-10 4A	2.699%	1/19/35	194,715	192,913	(g)
Impac CMB Trust, 2004-9 1A1	0.981%	1/25/35	34,071	31,087	(g)
Impac CMB Trust, 2005-2 2A2	1.021%	4/25/35	85,524	78,033	(g)
Impac CMB Trust, 2A-10	1.062%	3/25/35	243,397	204,731	(g)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	61,909	62,714
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	896,419	637,143	(g)
JPMorgan Mortgage Trust, 2007-A2 4A2	4.813%	4/25/37	175,450	156,839	(g)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.507%	6/15/36	238,925	641	(b)(e)(g)
Merit Securities Corp., 11PA 3A1	1.042%	4/28/27	90,753	82,289	(b)(g)
Merit Securities Corp., 11PA B3	2.672%	9/28/32	686,268	635,066	(b)(g)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	417,861	378,980	(g)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	51,460	51,504	(g)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	2,245,948	107,032	(g)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.981%	7/25/34	4,643,009	193,354	(g)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.156%	7/25/34	367,499	9,672	(g)
Regal Trust IV, 1999-1 A	2.139%	9/29/31	26,351	24,241	(b)(g)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	18,640	18,182
Sequoia Mortgage Trust, 2003-2 A2	1.198%	6/20/33	21,710	21,152	(g)
Sequoia Mortgage Trust, 2004-10 A1A	1.022%	11/20/34	17,864	17,080	(g)
Sequoia Mortgage Trust, 2004-11 A1	1.002%	12/20/34	26,718	25,920	(g)
Sequoia Mortgage Trust, 2004-12 A1	0.942%	1/20/35	217,260	206,254	(g)
Structured Asset Securities Corp., 1998-RF2 A	6.214%	7/15/27	213,469	210,707	(b)(g)
Structured Asset Securities Corp., 2002-9 A2	0.821%	10/25/27	416,056	406,571	(g)
Structured Asset Securities Corp., 2003-9A 2A2	2.384%	3/25/33	130,163	129,676	(g)
Structured Asset Securities Corp., 2004-NP1 A	1.222%	9/25/33	74,358	73,093	(b)(g)
Thornburg Mortgage Securities Trust, 2004-03 A	0.961%	9/25/44	347,829	321,144	(g)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	4.530%	9/25/36	1,020,329	572,272
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR06 A	0.641%	5/25/44	375,559	355,568	(g)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	21

Schedule of investments (cont’d)

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A	0.611%	10/25/44	288,847	$279,697	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR8 2A1A	0.511%	7/25/45	263,344	247,449	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.197%	7/25/46	697,193	439,984	(g)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	14,446	15,244
Total Collateralized Mortgage Obligations (Cost — $11,011,069)				13,379,729
Mortgage-Backed Securities — 0.1%
FNMA — 0.1%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $190,450)	6.500%	8/25/44	187,395	206,921
Senior Loans — 1.5%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	430,000	433,583	(i)(j)
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000	176,400	(i)(j)
Energy — 0.4%
Energy Equipment & Services — 0.3%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	710,000	489,900	(i)(j)
Oil, Gas & Consumable Fuels — 0.1%
Magnum Hunter Resources Inc., DIP Term Loan	9.000%	9/15/16	70,000	70,000	(i)(j)
Total Energy				559,900
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	440,000	415,800	(i)(j)
Industrials — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	329,741	326,719	(i)(j)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	426,775	341,420	(i)(j)
Total Senior Loans (Cost — $2,544,977)				2,253,822
Sovereign Bonds — 4.6%
Argentina — 0.2%
Republic of Argentina, Senior Bonds	7.000%	4/17/17	290,000	293,325

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 2.9%
United Mexican States, Senior Bonds	8.000%	6/11/20	11,147,000	MXN	$711,768
United Mexican States, Senior Bonds	6.500%	6/9/22	60,296,400	MXN	3,599,973
United Mexican States, Senior Bonds	10.000%	12/5/24	2,750,000	MXN	200,866
Total Mexico					4,512,607
Poland — 1.5%
Republic of Poland, Bonds	4.000%	10/25/23	8,440,000	PLN	2,329,114
Total Sovereign Bonds (Cost — $9,314,016)					7,135,046
U.S. Government & Agency Obligations — 1.9%
U.S. Government Obligations — 1.9%
U.S. Treasury Notes (Cost — $2,997,829)	0.875%	11/30/17	3,000,000		2,991,327

			Shares
Common Stocks — 1.0%
Energy — 0.0%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc.			16,942		36,764	*
Financials — 0.9%
Banks — 0.9%
Citigroup Inc.			25,131		1,300,529
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.			1,900		157,700	*(e)(k)
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			8,860		41,368	*(e)(k)
Total Common Stocks (Cost — $1,936,148)					1,536,361

Preferred Stocks — 2.3%
Financials — 2.3%
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		62,722		1,590,630	(g)
Diversified Financial Services — 1.3%
Citigroup Capital XIII	6.692%		75,725		1,968,093	(g)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900		3	*(d)
Total Diversified Financial Services					1,968,096

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	23

Schedule of investments (cont’d)

December 31, 2015

Western Asset Premier Bond Fund

Security	Rate		Shares	Value
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	$401	*(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	850	*
Total Thrifts & Mortgage Finance				1,251
Total Preferred Stocks (Cost — $3,682,190)				3,559,977
Total Investments before Short-Term Investments (Cost — $210,179,817)				208,119,200

		Maturity Date	Face Amount†
Short-Term Investments — 0.7%
Repurchase Agreements — 0.1%
Bank of America repurchase agreement dated 12/31/15; Proceeds at maturity — $100,003; (Fully collateralized by U.S. government obligations, 1.375% due 2/29/20; Market value — $102,058) (Cost — $100,000)	0.280%	1/4/16	100,000	100,000

			Shares
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,054,981)	0.073%		1,054,981	1,054,981
Total Short-Term Investments (Cost — $1,154,981)				1,154,981
Total Investments — 134.4% (Cost — $211,334,798#)				209,274,181
Liabilities in Excess of Other Assets — (34.4)%				(53,574,990)
Total Net Assets — 100.0%				$155,699,191

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	The coupon payment on these securities is currently in default as of December 31, 2015.

(e)	Illiquid security (unaudited).

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2015 Annual Report

Western Asset Premier Bond Fund

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $211,438,905.

Abbreviations used in this schedule:
DIP	— Debtor-in-Possession
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	25

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $211,334,798)	$209,274,181
Foreign currency, at value (Cost — $329,903)	309,741
Cash	4,111
Interest receivable	2,634,922
Receivable for insurance proceeds (Note 9)	1,633,988
Deposits with brokers for open futures contracts	221,519
Receivable for securities sold	81,075
Unrealized appreciation on forward foreign currency contracts	3,136
Principal paydown receivable	2,536
Prepaid expenses	5,720
Other assets	7,743
Total Assets	214,178,672

Liabilities:
Loan payable (Note 6)	58,000,000
Investment management fee payable	100,921
Interest payable	48,175
Payable to broker — variation margin on open futures contracts	20,953
Trustees’ fees payable	981
Unrealized depreciation on forward foreign currency contracts	346
Accrued expenses	308,105
Total Liabilities	58,479,481
Total Net Assets	$155,699,191

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,899,563 shares issued and outstanding	167,904,689
Undistributed net investment income	4,044,560
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(14,763,857)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(1,486,201)
Total Net Assets	$155,699,191

Shares Outstanding	11,899,563

Net Asset Value	$13.08

See Notes to Financial Statements.

26	Western Asset Premier Bond Fund 2015 Annual Report

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$13,986,636
Dividends	282,679
Total Investment Income	14,269,315

Expenses:
Investment management fee (Note 2)	1,250,017
Interest expense (Note 6)	599,223
Excise tax (Note 1)	207,418
Legal fees	116,019
Audit and tax fees	55,137
Transfer agent fees	40,204
Shareholder reports	37,094
Trustees’ fees	23,202
Stock exchange listing fees	21,219
Rating agency fees	15,415
Commitment fees (Note 6)	14,975
Custody fees	9,294
Fund accounting fees	5,537
Insurance	3,936
Miscellaneous expenses	30,200
Total Expenses	2,428,890
Net Investment Income	11,840,425

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,755,731)
Futures contracts	(281,017)
Foreign currency transactions	219,617
Net Realized Loss	(4,817,131)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investment in other assets	(15,086,142)
Futures contracts	261,884
Foreign currencies	(70,994)
Change in Net Unrealized Appreciation (Depreciation)	(14,895,252)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(19,712,383)
Decrease in Net Assets From Operations	$(7,871,958)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$11,840,425	$12,375,779
Net realized gain (loss)	(4,817,131)	416,019
Change in net unrealized appreciation (depreciation)	(14,895,252)	(1,868,118)
Distributions paid to auction rate preferred stockholders from net investment income	—	(51,720)
Increase (Decrease) in Net Assets From Operations	(7,871,958)	10,871,960

Distributions to Shareholders From (Note 1):
Net investment income	(12,851,348)	(12,848,714)
Decrease in Net Assets From Distributions to Shareholders	(12,851,348)	(12,848,714)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Preferred Shares (Note 5)	—	2,147,250
Reinvestment of distributions (1,934 and 2,039 shares issued, respectively)	28,778	31,278
Increase in Net Assets From Fund Share Transactions	28,778	2,178,528
Increase (Decrease) in Net Assets	(20,694,528)	201,774

Net Assets:
Beginning of year	176,393,719	176,191,945
End of year*	$155,699,191	$176,393,719
*Includes undistributed net investment income of:	$4,044,560	$6,409,161

See Notes to Financial Statements.

28	Western Asset Premier Bond Fund 2015 Annual Report

Statement of cash flows

For the Year Ended December 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(7,871,958)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(86,064,644)
Sales of portfolio securities	78,825,719
Net purchases, sales and maturities of short-term investments	4,779,087
Payment-in-kind	(36,625)
Net amortization of premium (accretion of discount)	(546,689)
Decrease in receivable for securities sold	4,157,705
Increase in interest receivable	(119,381)
Decrease in prepaid expenses	33,911
Decrease in principal paydown receivable	57,762
Decrease in receivable for insurance proceeds	80,947
Decrease in other assets	7,743
Decrease in deposits with brokers for open futures contracts	1,995
Decrease in payable for securities purchased	(5,638,522)
Decrease in investment management fee payable	(6,760)
Decrease in Trustees’ fees payable	(749)
Increase in interest payable	4,920
Decrease in accrued expenses	(9,191)
Decrease in payable to broker — variation margin on open futures contracts	(8,578)
Net realized loss on investments	4,755,731
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	15,156,530
Net Cash Provided by Operating Activities*	7,558,953

Cash Flows From Financing Activities:
Distributions paid on common stock	(12,822,570)
Increase in loan payable	5,000,000
Net Cash Used in Financing Activities	(7,822,570)
Net Decrease in Cash	(263,617)
Cash at Beginning of Year	577,469
Cash at End of Year	$313,852

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$28,778

*	Included in operating expenses is cash of $610,570 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of year	$ 14.83	$ 14.81	$ 14.84	$ 13.05	$ 13.96

Income (loss) from operations:
Net investment income	1.00	1.04	1.15	1.16	1.32
Net realized and unrealized gain (loss)	(1.67)	(0.12)	(0.03)	1.96	(0.73)
Distributions paid to Auction Rate Preferred Stockholders from net investment income	—	(0.00) [2]	(0.01)	(0.01)	(0.01)
Total income (loss) from operations	(0.67)	0.92	1.11	3.11	0.58

Less distributions from:
Net investment income	(1.08)	(1.08)	(1.14)	(1.32)	(1.49)
Total distributions	(1.08)	(1.08)	(1.14)	(1.32)	(1.49)
Net increase from tender and repurchase of Auction Rate Preferred Shares	—	0.18	—	—	—

Net asset value, end of year	$13.08	$14.83	$14.81	$14.84	$13.05

Market price, end of year	$12.16	$13.89	$14.53	$15.54	$15.95
Total return, based on NAV[3,4]	(4.78)%	7.53%[5]	7.71%	24.90%	4.12%
Total return, based on Market Price[6]	(5.12)%	2.88%	0.97%	6.16%	24.87%

Net assets, end of year (000s)	$155,699	$176,394	$176,192	$176,214	$154,406

Ratios to average net assets:[7]
Gross expenses	1.43%	1.47%	1.20%	1.19%	1.30%
Net expenses	1.43	1.47	1.20	1.19	1.30
Net investment income	6.97	6.85	7.68	8.33	9.45

Portfolio turnover rate	36%	32%	36%	36%	18%

Supplemental data:
Auction Rate Preferred Stock at Liquidation Value, End of Year (000s)	—	—	$72,000	$72,000	$72,000
Asset Coverage Ratio for Auction Rate Preferred Stock[8]	—	—	345%	345%	314%
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Preferred Stock[8]	—	—	$86,178 [9]	$86,186 [9]	$78,613 [9]
Loan Outstanding, End of Year (000s)	$58,000	$53,000	—	—	—
Asset Coverage Ratio for Loan Outstanding[10]	368%	433%	—	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,684	$4,328 [9]	—	—	—
Weighted Average Loan (000s)	$57,230	$53,000 [11]	—	—	—
Weighted Average Interest Rate on Loan	1.05%	1.00%[11]	—	—	—

See Notes to Financial Statements.

30	Western Asset Premier Bond Fund 2015 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Preferred Shares at 97% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 6.22%.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[8]	Represents value of net assets plus the auction rate preferred stock at the end of the period divided by the auction rate preferred stock outstanding at the end of the period.

[9]	Added to conform to current period presentation.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2015 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

32	Western Asset Premier Bond Fund 2015 Annual Report

Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Premier Bond Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$12,931,886	$2,546,072	$15,477,958
Other corporate bonds & notes	—	139,943,644	—	139,943,644
Asset-backed securities	—	19,100,450	2,533,965	21,634,415
Collateralized mortgage obligations	—	13,379,729	—	13,379,729
Mortgage-backed securities	—	206,921	—	206,921
Senior loans:
Consumer staples	—	—	176,400	176,400
Energy	—	—	559,900	559,900
Utilities	—	—	341,420	341,420
Other senior loans	—	1,176,102	—	1,176,102
Sovereign bonds	—	7,135,046	—	7,135,046
U.S. government & agency obligations	—	2,991,327	—	2,991,327
Common stocks:
Health care	—	—	157,700	157,700
Industrials	—	—	41,368	41,368
Other common stocks	$1,337,293	—	—	1,337,293
Preferred stocks	3,559,977	—	—	3,559,977
Total long-term investments	$4,897,270	$196,865,105	$6,356,825	$208,119,200
Short-term investments†:
Repurchase agreements	—	$100,000	—	$100,000
Money market funds	$1,054,981	—	—	1,054,981
Total short-term investments	$1,054,981	$100,000	—	$1,154,981
Total investments	$5,952,251	$196,965,105	$6,356,825	$209,274,181
Receivable for insurance proceeds	—	$1,633,988	—	$1,633,988
Other assets	—	—	$7,743	$7,743
Other financial instruments:
Forward foreign currency contracts	—	3,136	—	3,136
Futures contracts	$116,113	—	—	116,113
Total other financial instruments	$116,113	$3,136	—	$119,249
Total	$6,068,364	$198,602,229	$6,364,568	$211,035,161

†	See Schedule of Investments for additional detailed categorizations.

34	Western Asset Premier Bond Fund 2015 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$346	—	$346
Futures contracts	$105	—	—	105
Total	$105	$346	—	$451

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes Industrials	Asset- Backed Securities	Collateralized Mortgage Obligations
Balance as of December 31, 2014	—	$3,004,145	$2,083
Accrued premiums/discounts	—	57,387	470
Realized gain (loss)[1]	—	(34,687)	(59,172)
Change in unrealized appreciation (depreciation)[2]	—	(45,045)	56,642
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3[3]	$2,546,072	641,776	—
Transfers out of Level 3[4]	—	(1,089,611)	(23)
Balance as of December 31, 2015	$2,546,072	$2,533,965	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	—	$(45,045)	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Staples	Energy	Utilities
Balance as of December 31, 2014	—	—	—
Accrued premiums/discounts	—	$578	$733
Realized gain (loss)[1]	—	—	61
Change in unrealized appreciation (depreciation)[2]	—	(199,378)	(77,549)
Purchases	—	758,700	421,400
Sales	—	—	(3,225)
Transfers into Level 3[3]	$176,400	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2015	$176,400	$559,900	$341,420
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	—	$(199,378)	$(77,549)

Western Asset Premier Bond Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

	Common Stocks
Investments in Securities (cont’d)	Health Care	Industrials	Other Assets	Total
Balance as of December 31, 2014	$157,700	$216,969	$15,486	$3,396,383
Accrued premiums/discounts	—	—	—	59,168
Realized gain (loss)[1]	—	—	—	(93,798)
Change in unrealized appreciation (depreciation)[2]	—	(175,601)	(7,743)	(448,674)
Purchases	—	—	—	1,180,100
Sales	—	—	—	(3,225)
Transfers into Level 3[3]	—	—	—	3,364,248
Transfers out of Level 3[4]	—	—	—	(1,089,634)
Balance as of December 31, 2015	$157,700	$41,368	$7,743	$6,364,568
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	—	$(175,601)	$(7,743)	$(505,316)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

36	Western Asset Premier Bond Fund 2015 Annual Report

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater

Western Asset Premier Bond Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

38	Western Asset Premier Bond Fund 2015 Annual Report

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

Western Asset Premier Bond Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $346. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by

40	Western Asset Premier Bond Fund 2015 Annual Report

dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding.

(o) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $233,418 of Federal excise taxes attributable to calendar year 2014. The Fund anticipates being subject to an excise tax for calendar year 2015 of approximately $211,000.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$207,418	—	$(207,418)
(b)	(1,561,096)	$1,561,096	—

(a)	Reclassifications are due to a non-deductible excise tax accrued by the Fund.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and losses from mortgage backed securities treated as capital losses for tax purposes.

Western Asset Premier Bond Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Partners Fund Adviser, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$82,069,058	$3,995,586
Sales	75,774,201	3,051,518

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,182,980
Gross unrealized depreciation	(15,347,704)
Net unrealized depreciation	$(2,164,724)

42	Western Asset Premier Bond Fund 2015 Annual Report

At December 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	15	3/16	$2,363,877	$2,380,313	$16,436

Contracts to Sell:
U.S. Treasury 5-Year Notes	117	3/16	13,925,362	13,843,477	81,885
U.S. Treasury 10-Year Notes	64	3/16	8,075,792	8,058,000	17,792
U.S. Treasury Long-Term Bonds	1	3/16	153,645	153,750	(105)
					99,572
Net unrealized appreciation on open futures contracts					$116,008

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	50,000	USD	54,740	Citibank N.A.	2/16/16	$(346)
USD	1,961,316	EUR	1,800,000	Citibank N.A.	2/16/16	3,136
Total						$2,790

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$116,113	—	$116,113
Forward foreign currency contracts	—	$3,136	3,136
Total	$116,113	$3,136	$119,249

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$105	—	$105
Forward foreign currency contracts	—	$346	346
Total	$105	$346	$451

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Premier Bond Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(281,017)	—	$(281,017)
Forward foreign currency contracts[1]	—	$301,423	301,423
Total	$(281,017)	$301,423	$20,406

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$261,884	—	$261,884
Forward foreign currency contracts[1]	—	$(70,388)	(70,388)
Total	$261,884	$(70,388)	$191,496

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$735,325
Futures contracts (to sell)	11,097,666
Forward foreign currency contracts (to buy)	160,535
Forward foreign currency contracts (to sell)	2,154,550

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$3,136	—	$3,136

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

44	Western Asset Premier Bond Fund 2015 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$20,953	$(20,953)	—
Forward foreign currency contracts	346	—	$346
Total	$21,299	$(20,953)	$346

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Auction rate preferred shares

For part of the year ended December 31, 2014, up to 2,880 shares of Auction Rate Preferred Shares (“ARPS”) were authorized and outstanding. As described below, all of the Fund’s outstanding ARPS were purchased or redeemed by the Fund in 2014. When they were outstanding, the ARPS had rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended, and its Bylaws, as amended (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 ARPS consisted of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares had a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W ARPS were cumulative and were paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W all failed during the year ended December 31, 2014; consequently, the dividend rate paid on the ARPS was the maximum rate as defined in the prospectus. Since mid-February 2008, holders of ARPS issued by the Fund had been impacted by the lack of liquidity, which had similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund had consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures affected the liquidity for ARPS, they did not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders continued to receive dividends at the defined “maximum rate”. The maximum rate was calculated at 200% of the reference rates, which was the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.060% to 0.262% between January 1, 2014 to September 30, 2014.

The ARPS were redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

Western Asset Premier Bond Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

The Fund was subject to certain restrictions relating to the ARPS. The Fund could not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding ARPS would have been less than 200%. The ARPS were also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws were not satisfied.

The ARPS shareholders were entitled to one vote per share and generally voted with the common shareholders but voted separately as a class to elect two trustees and on certain matters affecting the rights of the ARPS. The issuance of ARPS posed certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, it was possible for the yield to holders of common stock to be adversely affected. The Fund was required to maintain certain asset coverages with respect to the ARPS. If the Fund failed to maintain these coverages and did not cure any such failure within the required time period, the Fund would have been required to redeem a requisite number of shares of the ARPS in order to meet the applicable requirement. The ARPS were otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would have restricted the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent paid to each broker/dealer, from monies the Fund provided, a participation fee. For the previous periods since the ARPS were outstanding, the participation fee was paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer placed at the auction. Since January 1, 2010, the participation fee was reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

On June 5, 2014, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARPS at a price equal to 97% of the liquidation preference of $25,000 per share, plus any unpaid dividends accrued through July 3, 2014, the expiration date of the tender offer.

The Fund’s tender offer was conditioned upon the Fund closing on a secured credit facility and certain other conditions as set forth in the Fund’s offer to purchase. The Fund replaced leverage associated with the tendered ARPS to the extent it has borrowed under the secured credit facility.

On July 10, 2014, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 2,863 ARPS, which represented approximately 99% of its outstanding ARPS. The difference between the liquidation preference of the ARPS and the actual purchase price of the tendered ARPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARPS by the Fund.

46	Western Asset Premier Bond Fund 2015 Annual Report

On August 14, 2014, the Board of Trustees approved the redemption of the remaining Series M ARPS and Series W ARPS, at the liquidation preference of $25,000 per share, plus any accumulated but unpaid dividends, on September 26, 2014 and September 30, 2014, respectively.

6. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $72,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the higher of the overnight federal funds rate or the overnight LIBOR rate, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on the behalf of State Street Bank and Trust Company. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the year ended December 31, 2015, the Fund incurred a commitment fee in the amount of $14,975. Interest expense related to this loan for the year ended December 31, 2015 was $599,223. For the year ended December 31, 2015, the Fund had an average daily loan balance outstanding of $57,230,137 and the weighted average interest rate was 1.05%. At December 31, 2015, the Fund had $58,000,000 of borrowings outstanding.

7. Distributions subsequent to December 31, 2015

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/22/2016	1/29/2016	$0.0900
2/19/2016	2/26/2016	$0.0900

8. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended December 31, 2015, the Fund did not repurchase any shares.

Western Asset Premier Bond Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

9. Other

GreenPoint Mortgage Pass Through Certificates (“GreenPoint”) was a mortgage-backed security previously held by the Fund. GreenPoint was insured through a policy issued by AMBAC Assurance Corporation to cover certain interest shortfalls and realized losses. In August 2013, the final paydown was received from GreenPoint resulting in a loss to the Fund. A receivable for $1,633,988 has been recorded representing the estimated insurance proceeds to be paid.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid to common shareholders from:
Ordinary income	$12,851,348	$12,848,714
Distributions paid to preferred shareholders from:
Ordinary income	—	51,720
Total distributions paid	$12,851,348	$12,900,434

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$4,238,788
Deferred capital losses*	(2,964,382)
Capital loss carryforward**	(11,644,915)
Other book/tax temporary differences(a)	(244,681)
Unrealized appreciation (depreciation)(b)	(1,590,308)
Total accumulated earnings (losses) — net	$(12,205,498)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(11,644,915)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis differences in the accrual of income on certain securities.

48	Western Asset Premier Bond Fund 2015 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees and Shareholders

of the Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Premier Bond Fund (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund‘s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

Western Asset Premier Bond Fund 2015 Annual Report	49

Board approval of management and

subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreements (together with the Management Agreement, the “Agreements”) between Western Asset and each of Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Advisers”) with respect to the Fund at meetings held on September 24, 2015 and October 20 and 27, 2015. At a meeting held on November 17, 2015, the Executive and Contracts Committee reported to the full Board of Trustees its considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Portfolio Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Subadvisers because Western Asset pays the Non-U.S. Subadvisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Broadridge and counsel to the Independent Trustees; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services

50	Western Asset Premier Bond Fund

with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in a peer group consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund exceeded its peer average for each of the three-, five- and ten-year periods ended August 31, 2015, but was lower than its peer average for the one-year period.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Trustees observed that the Fund’s total expenses were higher than the average of the fees paid by funds in its peer group and the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets attributable to common shares or total assets, was higher than the average of the funds in its peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that Western Asset was responsible for payment of the management fee to the Non-U.S. Subadvisers and that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end

Western Asset Premier Bond Fund	51

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

52	Western Asset Premier Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Premier Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Independent Trustees†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Premier Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Trustee and Chairman
Term of office and length of time served[1]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2004
Principal occupations during the past five years	Director of LifeLock, Inc. (since 2015) (identity theft protection); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services company); formerly, Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); formerly, Director of MarketTools, Inc. (2010 to 2012) (market research software provider); formerly, Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee during the past five years	None

Interested Trustees
Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee during the past five years	Edison International; City National Corporation (financial services company); The Washington Post Company; and Berkshire Hathaway, Inc.

54	Western Asset Premier Bond Fund

Interested Trustees cont’d

Jane Trust, CFA[4]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served [1]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	151
Other board memberships held by Trustee during the past five years	None

Officers[5]

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Premier Bond Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

Each Trustee also serves as a Director of Western Asset Premier Bond Fund (closed-end investment company) and oversees the nine portfolios of Western Asset Funds, Inc. (open-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

[4]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

56	Western Asset Premier Bond Fund

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Premier Bond Fund	57

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

58	Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Western Asset Premier Bond Fund	59

Dividend reinvestment plan (unaudited) (cont’d)

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York, 11219. Investor Relations Telephone number 1-888-888-0151.

60	Western Asset Premier Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	Monthly	7/24/2015	Monthly
Payable date:	Jan. 2015 - June 2015	7/31/2015	Aug. 2015 - Dec. 2015
Ordinary income:
Qualified dividend income for individuals	5.08%	1.67%	0.83%
Dividends qualifying for the dividends
received deduction for corporations	4.02%	1.19%	0.41%

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Jan. 2015 -	7/24/2015	Aug. 2015 -
Payable date:	June 2015	7/31/2015	Dec. 2015
Qualified net investment income	55.00%	62.00%	63.00%

Please retain this information for your records.

Western Asset Premier Bond Fund	61

Western Asset

Premier Bond Fund

Trustees

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust*

Officers

Jane Trust*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Jenna Bailey

Identity Theft

Prevention Officer

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

New York Stock

Exchange Symbol

WEA

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX013147 2/16 SR16-2710

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,072 in December 31, 2014 and $68,280 in December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,480 in December 31, 2014 and $0 in December 31, 2015.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Premier Bond Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,800 in December 2014 and $5,860 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $190 in December 31, 2014 and $558 in December 31, 2015, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Premier Bond Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Premier Bond Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Premier Bond Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Premier Bond Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Premier Bond Fund during the reporting period were $257,238 in December 31, 2014 and $337,766 in December 31, 2015.

(h) Yes. Western Asset Premier Bond Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Premier Bond Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of December 31, 2015, a team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Michael C. Buchanan and Portfolio Manager Christopher F. Kilpatrick manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Leech, Buchanan and Kilpatrick have each served as investment professionals for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech, Buchanan and Kilpatrick serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of December 31, 2015, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed ($ billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based ($ billions)
S. Kenneth Leech:
Registered Investment Companies	109	177.0	0	0
Other pooled investment vehicles	276	84.8	8	1.5
Other accounts	622	171.7	57	17.6

Michael C. Buchanan:
Registered Investment Companies	43	39.2	0	0
Other pooled investment vehicles	78	34.7	4	1.1
Other accounts	191	50.7	21	7.5

Christopher F. Kilpatrick:
Registered Investment Companies	9	3.2	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Note: With respect to Mr. Leech, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech is involved in the management of all of the Advisers’ portfolios, but he is not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest as of December 31, 2015

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers as of December 31, 2015

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2015:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned($)
S. Kenneth Leech	None
Michael C. Buchanan	None

Christopher F. Kilpatrick	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CER

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016